UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2007

RITA Medical Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30959	94-3199149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46421 Landing Parkway, Fremont CA 94538
(Address of Principal Executive Offices) (Zip Code)

(510) 771-0400
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 - Entry into a Material Definitive Agreement.

On January 16, 2007, the defendants, including RITA Medical Systems, Inc. (“RITA”) reached an agreement-in-principle with the plaintiff regarding the settlement of a purported class action lawsuit captioned Holleran v. RITA Medical Systems, Inc., et al., Case No. RG 06-302394 in the Superior Court of the State of California for the County of Alameda. In the complaint, the plaintiff, among other things, has alleged that, in pursuing the proposed merger transaction with AngioDynamics, Inc., a Delaware corporation (“Angio”) and approving the merger agreement, the directors of RITA breached their fiduciary duties to RITA’s stockholders. In connection with the settlement, certain modifications are being made to the Agreement and Plan of Merger dated November 27, 2006, as amended December 7, 2006 (the “Merger Agreement”), by and among Angio, Royal I, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Angio (“Merger Sub”), and RITA. In addition, certain supplemental disclosures are being made to RITA’s stockholders, which disclosures are filed herewith as Exhibit 99.1 and incorporated herein by reference and incorporated by reference into RITA’s proxy statement dated December22, 2006. RITA’s proxy statement is supplemented by, and should be read as part of and in conjunction with, the information filed in this Current Report on Form 8-K.

Forward-Looking Information

This document and its attachments include “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “predict,” “project,” “might,” “expect,” “believe,” “anticipate,” “plan,” “intend,” “potential,” “could,” “would,” “should,” “estimate,” “seek,” “continue,” “pursue,” or “our future success depends,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of Angio and RITA and the proposed merger. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of Angio and RITA may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in Angio’s and RITA’s reports filed with the SEC, including Angio’s 2006 10-K and RITA’s Form 10-K for the year ended December 31, 2005: financial community and rating agency perceptions of Angio and RITA; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; the ability to timely and cost-effectively integrate RITA into Angio’s operations; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and challenges inherent in new product development, including obtaining regulatory approvals.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Angio’s and RITA disclaim any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.

Participants in the Solicitation and Additional Information

A special meeting of RITA stockholders is expected to be held on Monday, January 29, 2006 to obtain stockholder approval for the merger. In connection with the proposed acquisition and required stockholder approval, RITA filed the Proxy Statement with the SEC and mailed the Proxy Statement to RITA’s stockholders on or about December 26, 2006. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT RITA AND THE PROPOSED ACQUISITION. Stockholders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov or at RITA’s website at www.ritamedical.com.

RITA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from RITA stockholders in connection with the proposed acquisition. Such individuals have interests in the proposed acquisition that may be different than, or in addition to, the interests of RITA stockholders generally. Certain information regarding RITA’s directors and executive officers and their interests in the solicitation is set forth in the proxy statement for RITA’s 2006 annual meeting of stockholders filed with the SEC and is included in the Proxy Statement.

ITEM 8.01 OTHER EVENTS

The information set forth in Item 1.01 above is incorporated herein by reference.

On Friday, January 12, 2007, RITA and Angio issued a joint press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger.

A copy of the joint press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of January 16, 2007, by and among Angio, Merger Sub and RITA

99.1	Supplemental Proxy Disclosure

99.2	Joint Press Release dated January 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: January 16, 2007	By:	/s/ Michael D. Angel
Michael D. Angel
Chief Financial Officer

EXHIBIT INDEX

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of January 16, 2007, by and among Angio, Merger Sub and RITA

99.1	Supplemental Proxy Disclosure

99.2	Joint Press Release dated January 12, 2007